Summary Prospectus
Touchstone Dynamic Equity Fund	April 30, 2018 (revised as of August 30, 2018)

Class A Ticker: TDEAX Class C Ticker: TDECX
Class Y Ticker: TDEYX Institutional Class Ticker: TDELX

Before you invest, you may want to review the Fund’s prospectus, which contains information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated April 30, 2018, as amended from time to time, are incorporated by reference into this summary prospectus. For free paper or electronic copies of the Fund’s prospectus and other information about the Fund, go to TouchstoneInvestments.com/literature-center, call 1.800.543.0407, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund.

TOUCHSTONE DYNAMIC EQUITY FUND SUMMARY

The Fund’s Investment Goal

The Touchstone Dynamic Equity Fund (the “Fund”) seeks to obtain long-term capital appreciation from hedged equity investments with less risk than a fully invested, unhedged equity portfolio.
The Fund’s Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts for Class A shares of Touchstone equity funds and Touchstone fixed income funds if you and your family invest, or agree to invest in the future, at least $25,000 or $50,000, respectively, in such Touchstone funds. More information about these and other discounts is available from your financial professional, in the section entitled “Choosing a Class of Shares” in the Fund’s prospectus and Statement of Additional Information ("SAI") on page 48 and 42, respectively, and in Appendix A-Intermediary-Specific Sales Charge Waivers and Discounts to the Fund's prospectus.

Touchstone Dynamic Equity Fund Summary

	Class A	Class C	Class Y	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None	None
Maximum Deferred Sales Charge (Load)(as a percentage of original purchase price or the amount redeemed, whichever is less)	None	1.00%	None	None
Wire Redemption Fee	Up to $15	Up to $15	Up to $15	Up to $15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and/or Shareholder Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses
Expenses on Short Sales	0.39%	0.39%	0.39%	0.39%
Other Operating Expenses	0.51%	0.57%	0.36%	0.38%
Total Other Expenses	0.90%	0.96%	0.75%	0.77%
Total Annual Fund Operating Expenses	2.00%	2.81%	1.60%	1.62%
Fee Waiver and/or Expense Reimbursement(1)	(0.06)%	(0.12)%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(1)	1.94%	2.69%	1.60%	1.62%
___________________________________________
(1)Touchstone Advisors, Inc. (the "Advisor" or "Touchstone Advisors") and Touchstone Strategic Trust (the "Trust") have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund's liquidity provider; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 1.55%, 2.30%, 1.30%, and 1.25% of average daily net assets for Classes A, C, Y and Institutional Class shares, respectively. This contractual expense limitation is effective through April 29, 2019, but can be terminated by a vote of the Board of Trustees of the Trust (the “Board”) if it deems the termination to be beneficial to the Fund’s shareholders. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Advisor reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Advisor only if such repayment does not cause the annual fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also

Touchstone Dynamic Equity Fund Summary

assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that all fee waivers or expense limits for the Fund will expire after one year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Assuming Redemption at End of Period				Assuming No Redemption
	Class A	Class C	Class Y	Institutional Class	Class C
1 Year	$687	$372	$163	$165	$272
3 Years	$1,091	$860	$505	$511	$860
5 Years	$1,519	$1,473	$871	$881	$1,473
10 Years	$2,706	$3,129	$1,900	$1,922	$3,129

Portfolio Turnover. The Fund pays transaction costs, such as brokerage commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 236% of the average value of its portfolio.
The Fund’s Principal Investment Strategies

The Fund’s sub-advisor, Analytic Investors, LLC (“Analytic” or “Sub-Advisor”), seeks to achieve the Fund’s investment goal by investing the Fund’s assets in a combination of equity securities, high quality short-term debt securities, and derivative instruments.
Equity Strategy: The Fund normally invests at least 80% of its assets in equity securities. This is a non-fundamental investment policy that can be changed by the Fund upon 60 days prior notice to shareholders. The Fund invests primarily in long and short positions in U.S. large-cap stocks included in the Russell 1000® Index (the “Index”), although the Fund may invest in small- and mid-cap equity securities. The Fund buys securities “long” that Analytic believes will outperform the Index and sells securities “short” that Analytic believes will underperform the Index. The Fund intends to take long and short equity positions that may vary over time based on Analytic’s assessment of market conditions and other factors. The Fund’s long equity exposure is ordinarily expected to range from 80% to 130% and its short equity exposure from 0% to 70% of the Fund’s net assets, excluding cash. The Fund may take short positions at the higher end of this range when it has reduced its written call options positions under the options strategy (as described below) and may during these periods hold a substantial portion of the Fund’s total assets in high quality short-term debt securities, cash, or cash equivalents.

Analytic selects common stocks and other equity securities for the Fund using a proprietary system that ranks securities according to a quantitative model. The model attempts to determine a security’s intrinsic value by evaluating variables such as relative valuation, price momentum, company fundamentals, liquidity, and risk.

Options Strategy: Analytic seeks to reduce the overall portfolio risk through the use of options. The Fund’s options strategy primarily focuses on the use of writing (selling) call options on equity indexes or exchange-traded index funds (“ETFs”). The Fund may sell call options on broad-based domestic equity indexes or ETFs, such as the S&P 100® Index, as well as on narrower market indexes or ETFs or on indexes or ETFs of companies in a particular industry or sector. The Fund seeks to write options on broad and narrow-based indexes and ETFs that correlate with the price movements of the Fund’s equity securities.

The Fund may also buy index put options to help protect it from potential market declines. The value of these options tends to move inversely to the underlying index. The Fund may also write (sell) covered call options on individual equity securities. The Fund may also purchase put options on individual equity securities which it owns.

Touchstone Dynamic Equity Fund Summary

The Fund may engage in frequent and active trading of securities as part of its principal investment strategy. Analytic generally considers selling a security when it reaches its fair value estimate, when the company’s fundamentals do not appear to justify the current price, when there has been or there is an expectation of an adverse change in the company’s fundamentals, when the risks of the security unexpectedly rise, or when other investment opportunities appear more attractive.

The Fund’s Principal Risks

The Fund’s share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments. Investments in the Fund are not bank guaranteed, are not deposits, and are not insured by the FDIC or any other federal government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its investment goal.  You can find more information about the Fund’s investments and risks under the “Principal Investment Strategies and Risks” section of the Fund’s prospectus. The Fund is subject to the principal risks summarized below.
Call Options Risk:  Writing index and exchange-traded fund call options is intended to reduce an underlying fund’s volatility and provide income, although it may also reduce an underlying fund’s ability to profit from increases in the value of its equity portfolio.

Counterparty Risk:  A counterparty (the other party to a transaction or an agreement or the party with whom an underlying fund executes transactions) to a transaction with an underlying fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Covered Call Options Risk: Investments in covered calls involve certain risks. These risks include:

•
Limited Gains. When the Fund writes a covered call option, the Fund makes an obligation to deliver a security it already owns at an agreed-upon strike price on or before a predetermined date in the future in return for a premium. By selling a covered call option, the Fund may forego the opportunity to benefit from an increase in the price of the underlying stock above the exercise price, but continues to bear the risk of a decline in the value of the underlying stock.

•
Lack of Liquidity for the Option. A liquid market may not exist for a covered call option. If the Fund is not able to close out an option transaction, the Fund will not be able to sell the underlying security until the option expires or is exercised.

•
Lack of Liquidity for the Security. The Fund’s investment strategy may also result in a lack of liquidity of the purchase and sale of portfolio securities. Because the Fund will generally hold the stocks underlying the call option, the Fund may be less likely to sell the stocks in its portfolio to take advantage of new investment opportunities.

•
Tax Consequences. The Fund expects to generate premiums from its sale of call options. These premiums typically will result in short-term capital gains to the Fund for federal income tax purposes. Transactions involving the disposition of the Fund’s underlying securities (whether pursuant to the exercise of a call option or otherwise) will give rise to capital gains or losses. Due to the tax treatment of securities on which call options have been written, the holding period of the underlying security may be affected and some or all of the gains from the sale of the underlying security may be short-term capital gains.

Derivatives Risk: The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Risks associated with derivatives may include the risk that the derivative does not correlate well with the security, index, or currency to which it relates, the risk that the Fund will be unable to sell or close out the derivative due to an illiquid market, the risk that the counterparty may be unwilling or unable to meet its obligations, and the risk that the derivative could expose the Fund to the risk of magnified losses resulting from leverage. These additional risks could cause the Fund to experience losses to which it would otherwise not be subject.

Touchstone Dynamic Equity Fund Summary

•
Forward Currency Exchange Contract Risk: A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying position.

•	Futures Contracts Risk: The risks associated with the Fund’s futures positions include liquidity and counterparty risks associated with derivative instruments.

•
Leverage Risk: Leverage occurs when the Fund uses borrowings, derivatives (such as futures or options), or similar instruments or techniques to gain exposure to investments in an amount that exceeds the Fund's initial investment. The use of leverage magnifies changes in the Fund's net asset value and thus may result in increased portfolio volatility and increased risk of loss. Leverage can create an interest expense that may lower the Fund’s overall returns. There can be no guarantee that a leveraging strategy will be successful.

•
Options Risk: Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The value of options can be highly volatile, and their use can result in loss if the Sub-Advisor is incorrect in its expectation of price fluctuations. Options, whether exchange traded or over-the-counter, may also be illiquid.

•
Swap Agreement Risk: Swap agreements (“swaps”) are individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Swaps may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swaps may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. A swap can be a form of leverage, which can magnify the Fund’s gains or losses.

Equity Securities Risk: The Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of the Fund’s shares.

•
Large-Cap Risk: Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

•
Mid-Cap Risk:  Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

•
Small-Cap Risk: Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources and may be dependent upon a small or inexperienced management group.

Fixed-Income Risk: The market value of the Fund’s fixed-income securities responds to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed-income securities will decrease in value if interest rates rise and increase in value if interest rates fall. Normally, the longer the maturity or duration of the fixed-income securities the Fund owns, the more sensitive the value of the Fund’s shares will be to changes in interest rates.

High Cash Balance Risk: From time to time, the Fund may hold a substantial portion of its total assets in high quality short-term debt securities, cash, or cash equivalents. When the Fund has a significant cash balance for a sustained period, the benefit to the Fund of any market upswing will be reduced, and the Fund’s performance

Touchstone Dynamic Equity Fund Summary

will be adversely affected. When the Fund has a significant cash balance, it may not achieve its investment objective.

Management Risk: In managing the Fund’s portfolio, the Advisor engages one or more sub-advisors to make investment decisions for a portion of or the entire portfolio. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors.

Portfolio Turnover Risk: Frequent and active trading may result in greater expenses to the Fund, which may lower the Fund's performance and may result in the realization of substantial capital gains, including net short-term capital gains. As a result, high portfolio turnover may reduce the Fund's returns.

Short Sales Risk: In a short sale, the Fund sells a security or other financial instrument, such as a futures contract, that it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. If the price of the security sold short rises between the time the Fund sells the security short and the time the Fund replaces the security sold short, the Fund will realize a loss on the transaction.

The Fund’s Performance

The bar chart and performance table below illustrate some indication of the risks and volatility of an investment in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and by showing how the Fund’s average annual total returns for one year, five years, and ten years compare with the S&P 500® Index and the Citigroup 3-Month T-Bill Index. The bar chart does not reflect any sales charges, which would reduce your return. The performance table does reflect any applicable sales charges. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. More recent performance information is available at no cost by visiting TouchstoneInvestments.com or by calling 1.800.543.0407.

Touchstone Dynamic Equity Fund - Class A Shares Total Return as of December 31

Best Quarter: Fourth Quarter 2011 10.93%	Worst Quarter: Fourth Quarter 2008 (16.78)%

Touchstone Dynamic Equity Fund Summary

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an individual retirement account ("IRA"), 401(k), or other tax-advantaged account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A shares after-tax returns.

Average Annual Total Returns
For the periods ended December 31, 2017

	1 Year	5 Years	10 Years
Touchstone Dynamic Equity Fund - Class A
Return Before Taxes	0.99%	6.92%	1.64%
Return After Taxes on Distributions	0.67%	6.82%	1.58%
Return After Taxes on Distributions and Sale of Fund Shares(1)	0.83%	5.43%	1.27%
Touchstone Dynamic Equity Fund - Class C
Return Before Taxes	5.37%	7.37%	1.48%
Touchstone Dynamic Equity Fund - Institutional Class
Return Before Taxes	7.54%	8.52%	2.55%
Touchstone Dynamic Equity Fund - Class Y
Return Before Taxes	7.59%	8.50%	2.53%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%
Citigroup 3-Month T-Bill Index (reflects no deduction for fees, expenses or taxes)	0.84%	0.24%	0.34%
(1) The Return After Taxes on Distributions and Sale of Fund Shares may be greater than other returns for the same period due to a tax benefit of realizing a capital loss on the sale of Fund shares.

The Fund’s Management

Investment Advisor

Touchstone Advisors, Inc.

Sub-Advisor	Portfolio Manager(s)	Investment Experience with the Fund	Primary Title with Sub-Advisor
Analytic Investors, LLC	Harindra de Silva, Ph.D., CFA	Since August 1995	President and Portfolio Manager
	Dennis Bein, CFA	Since August 1995	Chief Investment Officer and Portfolio Manager
	Gregory McMurran	Since June 1978	Chief Investment Officer and Portfolio Manager
	Ryan Brown, CFA	Since April 2010	Portfolio Manager

Touchstone Dynamic Equity Fund Summary

Buying and Selling Fund Shares

Minimum Investment Requirements

	Classes A, C, and Y
	Initial Investment	Additional Investment
Regular Account	$2,500	$50
Retirement Account or Custodial Account under the Uniform Gifts/Transfers to Minors Act	$1,000	$50
Investments through the Automatic Investment Plan	$100	$50

	Institutional Class
	Initial Investment	Additional Investment
Regular Account	$500,000	$50

You may buy and sell shares in the Fund on a day when the New York Stock Exchange is open for trading. Existing Class A, C and Institutional Class shareholders may purchase shares directly through Touchstone Funds via the transfer agent, BNY Mellon, or through their financial intermediary. Class Y shares are available only through financial intermediaries who have appropriate selling agreements in place with Touchstone Securities. Shares may be purchased or sold by writing to Touchstone Securities at P.O. Box 9878, Providence, Rhode Island 02940, calling 1.800.543.0407, or visiting the Touchstone Funds’ website: TouchstoneInvestments.com. You may only sell shares over the telephone or via the Internet if the value of the shares sold is less than or equal to $100,000. Shares held in IRA accounts and qualified retirement plans cannot be sold via the Internet. If your shares are held by a processing organization or financial intermediary you will need to follow its purchase and redemption procedures. For more information about buying and selling shares see the section “Investing with Touchstone” of the Fund’s prospectus or call 1.800.543.0407.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains except when shares are held through a tax-advantaged account, such as a 401(k) plan or an IRA. Withdrawals from a tax-advantaged account, however, may be taxable.

Financial Intermediary Compensation

If you purchase shares in the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

TSF-54CC-TST-TDEAX-1808